                         FOURTH AMENDMENT TO AMENDED AND
                            RESTATED REVOLVING CREDIT
                             AND GUARANTY AGREEMENT

                  FOURTH AMENDMENT, dated as of April 30, 1997 (the "Amendment"), to the AMENDED AND RESTATED REVOLVING CREDIT AND GUARANTY AGREEMENT, dated as of October 17, 1995, among THE CALDOR CORPORATION, a Delaware corporation (the "Borrower"), a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code, the Guarantors named therein (the "Guarantors"), each a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code, THE CHASE MANHATTAN BANK (formerly known as Chemical Bank), a New York banking corporation ("Chase"), each of the other financial institutions party thereto (together with Chase, the "Banks") and THE CHASE MANHATTAN BANK, as Agent for the Banks (in such capacity, the "Agent"):

                              W I T N E S S E T H:

                  WHEREAS, the Borrower, the Guarantors, the Banks and the Agent are parties to that certain Amended and Restated Revolving Credit and Guaranty Agreement, dated as of October 17, 1995 (as heretofore amended pursuant to the Amendment Letter Agreement dated April 24, 1996, the Second Amendment to Amended and Restated Revolving Credit and Guaranty Agreement dated as of June 28, 1996 and the Revised Four Store Amendment Letter Agreement dated March 12, 1997, and as the same may be amended, modified or supplemented from time to time, the "Credit Agreement"); and

                  WHEREAS, the Borrower and the Guarantors have requested that from and after the Effective Date (as hereinafter defined) of this Amendment, the Credit Agreement be amended subject to and upon the terms and conditions set forth herein.

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  1. As used herein, all terms that are defined in the Credit Agreement shall have the same meanings herein.

                  2. Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definitions in appropriate alphabetical order:

                           "Amendment Effective Date" shall have the meaning
                  given such term in paragraph 23 of the Fourth Amendment.

                           "Fourth Amendment" shall mean the Fourth Amendment,
                  dated as of April 30, 1997, to this Agreement.

                           "Extension Order" shall have the meaning given such
                  term in Section 4.04(b).

                  3. The definition of the term "Maturity Date" set forth in
Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "Maturity Date" shall mean June 15, 1998.

                  4. The definition of the term "Orders" set forth in Section
1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "Orders" shall mean the Interim Order, the Final
                  Order and the Extension Order referred to in Sections 4.01(c), 4.02(d) and 4.04(b), respectively.

                  5. Section 2.01(b) of the Credit Agreement is hereby amended by deleting the amount "$254,000,000" set forth in the second sentence thereof and inserting in lieu thereof the amount "$200,000,000".

                  6. Section 2.03(d) of the Credit Agreement is hereby amended by deleting clauses (i) and (ii) set forth in the first sentence thereof in their entirety and inserting in lieu thereof the following:

                           "(i) in the case of Tranche A Letters of Credit, the
                  Alternate Base Rate plus 1/2% (and from and after the Amendment Effective Date, at a rate per annum equal to the Alternate Base Rate plus 3/4%) and thereafter until reimbursed in full at a rate per annum equal to the Alternate Base Rate plus 2-1/2% (and from and after the Amendment Effective Date, at a rate per annum equal to the Alternate Base Rate plus 2-3/4%) and (ii) in the case of Tranche B Letters of Credit, the Alternate Base Rate (and from and after the Amendment Effective Date, at a rate per annum equal to the Alternate Base Rate plus 1/4%) and thereafter until reimbursed in full at a rate per annum equal to the Alternate Base Rate plus 2% (and from and after the Amendment Effective Date, at a rate per annum equal to the Alternate Base Rate plus 2-1/4%) (in each case computed on the basis of the actual number of days elapsed over any year of 360 days)."

                  7. Section 2.03 of the Credit Agreement is hereby further amended by inserting the following new clause (k) at the end thereof:

                           "(k) The issuance by the Agent of air bill guarantees
                  for the account of the Borrower in an aggregate amount not to exceed $1,000,000 at any one time outstanding shall be treated for all purposes under this Agreement as the issuance of Letters of Credit pursuant to Section 2.03 and as usage of the Total Commitment to the extent thereof. The Borrower's undertaking to reimburse and indemnify the Agent in respect of such air bill guarantees shall be included within the Obligations, shall be subject to the provisions hereof (including, without limitation, Sections 2.05, 2.21, 2.23, 7.01, 9.01, 9.02 and 9.03) and otherwise shall be entitled to the benefits of the Orders and the other Loan Documents."

                  8. Section 2.08(a) of the Credit Agreement is hereby amended by inserting the following proviso at the end thereof:

                  "PROVIDED, that from and after the Amendment Effective Date, such rates per annum shall be equal to the Alternate Base Rate plus 3/4% in the case of the Tranche A Loans and the Alternate Base Rate plus 1/4% in the case of the Tranche B Loans, respectively."

                  9. Section 2.08(b) of the Credit Agreement is hereby amended by inserting the following proviso at the end thereof:

                  "PROVIDED, that from and after the Amendment Effective Date, such rates per annum shall be equal to the Adjusted LIBOR Rate for such Interest Period in effect for such Borrowing plus 1-3/4% in the case of the Tranche A Loans and 1% in the case of the Tranche B Loans, respectively."

                  10. Section 2.09 of the Credit Agreement is hereby amended by inserting the following proviso at the end thereof:

                  "PROVIDED, that from and after the Amendment Effective Date, such rates per annum shall be equal to the Alternate Base Rate plus 2-3/4% in the case of the Tranche A Loans and the Alternate Base Rate plus 2-1/4% in the case of the Tranche B Loans, respectively."

                  11. Section 2.10 of the Credit Agreement is hereby amended by deleting clause (e) thereof in its entirety and inserting in lieu thereof the following:

                  "(e) Intentionally Omitted"

                  12. Section 2.13 is hereby amended by deleting the word "and" set forth at the end of clause (c) thereof, by deleting the period at the end of clause (d) and inserting in lieu thereof a semicolon and the word "and", and by inserting a new clause "(e)" to read as follows:

                           "(e) during the period commencing on December 15,
                  1997 and ending on January 15, 1998, the Borrower shall prepay the Loans in an amount such that the aggregate principal amount of all Loans outstanding (exclusive of Letters of Credit) shall not be in excess of $165,000,000 for a period of fifteen (15) consecutive Business Days during such period."

                  13. Section 2.19 of the Credit Agreement is hereby amended in its entirety to read as follows:

                           SECTION 2.19. CERTAIN FEES. The Borrower shall pay
                  (i) to the Agent, for the respective accounts of the Agent and the Banks, the fees set forth in that certain letter dated September 17, 1995 among the Agent, Chemical Securities, Inc. (now known as Chase Securities Inc.) and the Borrower, (ii) to the Agent, for the respective accounts of (x) the Tranche A Banks, on the Amendment Effective Date, a facility fee in an aggregate amount equal to one-half of one percent (1/2%) of the Total Tranche A Commitment and (y) the Tranche B Banks, on the Amendment Effective Date, a facility fee in an aggregate amount equal to three-eighths of one percent (3/8%) of the Total Tranche B Commitment and (iii) to the Agent, for its own account, the fees set forth in that certain letter dated April 30, 1997, among the Agent, Chase Securities Inc. and the Borrower.

                  14. Section 2.21 of the Credit Agreement is hereby amended by inserting the parenthetical phrase "(and from and after the Amendment Effective Date, one and three-quarters percent (1-3/4%) per annum)" immediately following the words "one and one-half percent (1-1/2%) per annum" set forth in subclause
(i)(x) and is hereby further amended by inserting the parenthetical phrase "(and from and after the Amendment Effective Date, one percent (1%) per annum)" immediately following the words "three-quarters of one percent (3/4%) per annum" set forth in subclause (i)(y) thereof.

                  15. Article IV of the Credit Agreement is hereby amended by inserting the following new Section 4.04 at the end thereof:

                  SECTION 4.04. CONDITIONS PRECEDENT TO EXTENSION OF THE MATURITY DATE. The effectiveness of the extension of the Maturity Date pursuant to, and of the other modifications to this Agreement contemplated by, the Fourth Amendment is subject to the satisfaction of the following conditions precedent:

                       (a) Notes. On or before the Amendment Effective Date, the Agent shall have received Notes in substantially the form of Exhibit A-1 and A-2 to the Fourth Amendment executed on behalf of the Borrower, dated the Amendment Effective Date, payable to the order of each of the Banks, in an amount equal to such Bank's Tranche A Commitment and Tranche B Commitment, respectively.

                       (b) Order. On or before the Amendment Effective Date, the Agent and the Banks shall have received a certified copy of an order of the Bankruptcy Court in form and substance satisfactory to the Agent (the "Extension Order") approving the terms of the Fourth Amendment (including the payment of the Fees required thereunder) which Extension Order shall be in full force and effect, and shall not have been stayed, reversed, modified or amended in any respect.

                       (c) Opinion of Counsel to the Borrower. The Agent and the Banks shall have received the favorable opinion of counsel to the Borrower and the Guarantors reasonably acceptable to the Agent, dated the Amendment Effective Date, in form and substance satisfactory to the Agent.

                       (d) Payment of Fees. The Borrower shall have paid to the Agent the then unpaid balance of all accrued and unpaid Fees owed under and pursuant to this Agreement and the letters referred to in Section 2.19.

                       (e) Prepayment of Tranche B Loans. The Borrower shall have effected a prepayment of Tranche B Loans in an amount such that, after giving effect to such prepayment, the sum of (x) the outstanding aggregate principal amount of the Tranche B Loans PLUS (y) the then aggregate Tranche B Letter of Credit Outstandings shall equal the amount of the Total Tranche B Commitment (it being understood that such prepayment shall be made with the Section 6.12(iv) Proceeds then held in the segregated account referred to in Section 6.12(iv)(z) that remain to be applied to the Tranche B Loans and the Total Tranche B Commitment in accordance with the provisions of Section 6.12(iv) and with the proceeds of Tranche A Loans).

                       (f) Corporate and Judicial Proceedings. All corporate and judicial proceedings and all instruments and agreements in connection with the transactions among the Borrower, the Guarantors, the Agent and the Banks contemplated by the Fourth Amendment shall be reasonably satisfactory in form and substance to the Agent, and the Agent shall have received all information and copies of all documents and papers, including records of corporate and judicial proceedings, which the Agent may have reasonably requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate, governmental or judicial authorities.

                       (g) Representations and Warranties. All representations and warranties contained in this Agreement and the other Loan Documents or otherwise made in writing in connection herewith or therewith shall be true and correct in all material respects on and as of the Amendment Effective Date, and the Agent and the Banks shall have received a certificate from a Financial Officer to such effect.

                       (h) No Default. On the Amendment Effective Date, the Borrower and Guarantors shall be in compliance with all of the terms and provisions set forth herein to be observed or performed and no Event of Default or event which upon notice or lapse of time or both would constitute an Event of Default shall have occurred and be continuing, and the Agent and the Banks shall have received a certificate from a Financial Officer to such effect.

                  16. Section 5.01 of the Credit Agreement is hereby amended by deleting the word "and" set forth at the end of clause (n) thereof, by deleting the period at the end of clause (o) and inserting in lieu thereof a semicolon and the word "and", and by inserting a new clause "(p)" to read as follows:

                           "(p) as soon as possible, and in any event not later
                  than February 22, 1998, a calculation of the Borrower's EBITDA for the four fiscal quarters ending January 31, 1998, in detail reasonably satisfactory to the Agent and certified by a Financial Officer of the Borrower."

                  17. Section 6.04 of the Credit Agreement is hereby amended in its entirety to read as follows:

                           SECTION 6.04. CAPITAL EXPENDITURES. Make Capital
                  Expenditures in an aggregate amount in excess of (i) $36,000,000 during the period commencing on the Filing Date and ending on February 3, 1996, (ii) $50,000,000 during the fiscal year ending February 1, 1997, (iii) $30,000,000 during the fiscal year ending January 31, 1998, (iv) $16,000,000 during the period thereafter through the Maturity Date or (v) $45,000 000 pursuant to Capitalized Leases during the period commencing at the beginning of the fiscal year ending February 1, 1997 and ending on the Maturity Date, PROVIDED that if the Borrower shall have achieved its projected EBITDA for the fiscal year ending January 31, 1998 as set forth in the Borrower's Revised 1997 Business Plan (a copy of which has heretofore been delivered to the Agent) and there shall not have occurred and be continuing any Event of Default as of such date, the amount of Capital Expenditures permitted under clause (iv) above shall be increased to $19,000,000, and PROVIDED, FURTHER, that in determining the amount of Capital

                  Expenditures permitted under clauses (ii), (iii) and (iv) above, such calculation shall not include that portion of Capitalized Leases which is capitalized on the consolidated balance sheet of the Borrower and the Guarantors during such respective periods.

                  18. Section 6.05 of the Credit Agreement is hereby amended by deleting from the table set forth therein the lines designated "Four fiscal quarters ending April 30, 1997" and "Four fiscal quarters ending August 2, 1997" and inserting in lieu thereof the following lines:

PERIOD                                              EBITDA
------                                              ------
Four fiscal quarters ending May 3, 1997          $( 5,000,000)

Four fiscal quarters ending August 2, 1997       $  4,000,000

Four fiscal quarters ending November 1, 1997     $ 12,000,000

Four fiscal quarters ending January 31, 1998     $ 35,000,000

Four fiscal quarters ending May 2, 1998          $ 38,000,000

                  19. Section 6.06 of the Credit Agreement is hereby amended by deleting from the table set forth therein all of the lines commencing with the line designated "March 1, 1997" and inserting in lieu thereof the following lines:

PERIOD ENDING                                   Inventory Amount
-------------                                   ----------------
March 1, 1997                                   $392,174,000
April 5, 1997                                   $402,362,000
May 3, 1997                                     $414,610,000
May 31, 1997                                    $411,925,000
July 5, 1997                                    $372,479,000
August 2, 1997                                  $387,022,000


August 30, 1997                                 $398,668,000
October 4, 1997                                 $421,841,000
November 1, 1997                                $498,978,000
November 29, 1997                               $469,693,000
January 3, 1998                                 $365,723,000
January 31, 1998                                $350,626,000
February 28, 1998                               $369,628,000
April 4, 1998                                   $383,540,000
May 2, 1998                                     $396,051,000
June 15, 1998                                   $395,125,000

                  20. Section 6.12 of the Credit Agreement is hereby amended by deleting clause (ii) thereof in its entirety and inserting in lieu thereof the following:

                           "(ii) sales of assets having a fair market value not
                  exceeding (A) prior to the Amendment Effective Date, $30,000,000 in the aggregate and (B) from and after the Amendment Effective Date, $5,000,000 in the aggregate, PROVIDED that the proceeds of sales permitted by the foregoing subclause (B) are (x) segregated into an interest-bearing account with the Agent and (y) applied with the consent of the Required Banks, the Official Creditor's Committee and the Official Equity Committee appointed in the Cases or pursuant to an order of the Bankruptcy Court,"

                  21. Annex A to the Credit Agreement is hereby amended in its entirety by replacing such annex with a new Annex A thereto in the form of Annex A hereto.

                  22. The Exhibits to the Credit Agreement are hereby amended by replacing Exhibits A-1 and A-2 thereto in their entirety with new Exhibits A-1 and A-2 thereto in the form of Exhibits A-1 and A-2 hereto.

                  23. This amendment shall not become effective until the date (the "Amendment Effective Date") on which (i) this Amendment shall have been executed by the Borrower, the Guarantors, the Banks and the Agent, and the Agent shall have received evidence satisfactory to it of such execution and (ii) the Agent shall have received evidence satisfactory to it that each of the conditions precedent set forth in Section 4.04 of the Credit Agreement as amended hereby have been satisfied.

                  24. Except to the extent hereby amended, the Credit Agreement and each of the Loan Documents remain in full force and effect and are hereby ratified and affirmed.

                  25. The Borrower agrees that its obligations set forth in
Section 10.05 of the Credit Agreement shall extend to the preparation, execution and delivery of this Amendment, including the reasonable fees and disbursements of special counsel to the Agent.

                  26. The Borrower, the Guarantors, the Banks and the Agent agree that promptly after the occurrence of the Amendment Effective Date they shall execute and deliver a 1997 Amended and Restated Revolving Credit and Guaranty Agreement reflecting in a single document the terms and provisions of the Credit Agreement as heretofore modified and as modified by this Amendment.

                  27. This Amendment shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Agent or the Banks may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein. Whenever the Credit Agreement is referred to in the Credit Agreement or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Credit Agreement as modified by this Amendment.

                  28. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

                  29. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and the year first above written.

                                            THE CALDOR CORPORATION

                                            By:
                                               ------------------------
                                               Title:

                                            GUARANTORS:

                                            CALDOR, INC.-CT
                                            By:
                                               ------------------------
                                               Title:

                                            CALDOR, INC.-NY
                                            By:
                                               ------------------------

                                               Title:

                                            CAL LEASING, INC.
                                            By:
                                               ------------------------
                                               Title:

                                            LACDOR REALTY CORP.
                                            By:
                                               ------------------------
                                                Title:

                                            CALFAX, INC..
                                            By:
                                               ------------------------
                                               Title:

                                            TRI-STATE ADVERTISING AGENCY, INC.
                                            By:
                                               ------------------------
                                               Title:

                                            PREMIER SERVICE PROGRAMS, INC.
                                            By:
                                               ------------------------
                                               Title:

                                            CALDOR-SILVER SPRING, INC.
                                            By:
                                               ------------------------
                                               Title:

                                            CAL SILVER SPRING, INC.
                                            By:
                                               ------------------------
                                               Title:

TRANCHE A AND                               THE CHASE MANHATTAN BANK,
TRANCHE B                                     Individually and as Agent

                                            By:
                                               ------------------------
                                               Title:

                                            270 Park Avenue
                                            New York, New York 10017

TRANCHE A AND                               BANK OF AMERICA NATIONAL TRUST
TRANCHE B                                     AND SAVINGS ASSOCIATION

                                            By:
                                               ------------------------
                                               Title:

                                            335 Madison Avenue
                                            New York, New York 10017

TRANCHE B ONLY                              BANK OF HAWAII
                                            By:
                                               ------------------------
                                               Title:

                                            130 Merchant Street
                                            Honolulu, Hawaii 96183

TRANCHE A AND                               THE BANK OF NEW YORK
TRANCHE B

                                            By:
                                               ------------------------
                                               Title:

                                            One Wall Street
                                            New York, New York 10286

TRANCHE A AND                               THE BANK OF NOVA SCOTIA
TRANCHE B

                                            By:
                                               ------------------------
                                               Title:

                                            One Liberty Plaza
                                            New York, New York 10006

TRANCHE B ONLY                              BANKERS TRUST COMPANY

                                            By:
                                               ------------------------
                                               Title:

                                            130 Liberty Street, 19th Floor
                                            New York, New York 10006

TRANCHE A AND                               BANQUE PARIBAS
TRANCHE B

                                            By:
                                               ------------------------
                                               Title:

                                            787 Seventh Avenue
                                            New York, New York 10019

TRANCHE A ONLY                              BHF-BANK AKTIENGESELLSCHAFT

                                            By:
                                               ------------------------
                                               Title:

                                            By:
                                               ------------------------
                                               Title:

                                            590 Madison Avenue
                                            New York, New York 10022

TRANCHE A AND                               CIBC, INC.
TRANCHE B

                                            By:
                                               ------------------------
                                               Title:

                                            425 Lexington Avenue
                                            New York, New York 10017

TRANCHE B ONLY                              CERBERUS PARTNERS, L.P.

                                            By:
                                               ------------------------
                                               Title:

                                            450 Park Avenue, 28th Floor
                                            New York, New York 10022

TRANCHE A AND                               CREDIT LYONNAIS NEW YORK BRANCH
TRANCHE B

                                            By:
                                               ------------------------
                                               Title:

                                            1301 Avenue of the Americas
                                            New York, New York 10019

TRANCHE B ONLY                              THE DAI-ICHI KANGYO BANK,
                                               LIMITED, NEW YORK BRANCH

                                            By:
                                               ------------------------
                                               Title:

                                            1 World Trade Center, 48th Floor
                                            New York, New York 10048

TRANCHE B ONLY                              DK ACQUISITION PARTNERS, L.P.

                                            By:
                                               ------------------------
                                               Title:

                                            885 Third Avenue, Suite 810
                                            New York, New York 10022

TRANCHE A ONLY                              FLEET BANK, N.A.

                                            By:
                                               ------------------------
                                               Title:

                                            40 Westminster Street
                                            RI OP TO5A
                                            Providence, Rhode Island 02901-0366

TRANCHE A ONLY                              FLEET NATIONAL BANK

                                            By:
                                               ------------------------
                                               Title:

                                            40 Westminster Street
                                            RI OP TO5A
                                            Providence, Rhode Island 02901-0366

TRANCHE A AND                               THE FUJI BANK, LIMITED
TRANCHE B

                                            By:
                                               ------------------------
                                               Title:

                                            Two World Trade Center
                                            New York, New York 10048

TRANCHE A ONLY                              IBJ SCHRODER BANK & TRUST COMPANY

                                            By:
                                               ------------------------
                                               Title:

                                            1 State Street
                                            New York, New York 10004

TRANCHE B ONLY                              ING BARING (U.S.) CAPITAL
                                               CORPORATION

                                            By:
                                               ------------------------
                                               Title:

                                            135 East 57th Street
                                            New York, New York 10022

TRANCHE A ONLY                              LEHMAN COMMERCIAL PAPER INC.

                                            By:
                                               ------------------------
                                               Title:

                                            3 World Financial Center, 10th Floor
                                            New York, New York 10285

TRANCHE B ONLY                              THE LONG-TERM CREDIT BANK OF JAPAN,
                                               LIMITED, NEW YORK BRANCH

                                            By:
                                               ------------------------
                                               Title:

                                            165 Broadway, 49th Floor
                                            New York, New York 10006

TRANCHE B ONLY                              MERRILL LYNCH, PIERCE, FENNER,
                                               & SMITH INCORPORATED

                                            By:
                                               ------------------------
                                               Title:

                                            World Financial Center
                                            North Tower, 7th Floor
                                            New York, New York 10281-1307

TRANCHE A AND                               MORGAN GUARANTY TRUST COMPANY OF
TRANCHE B                                     NEW YORK

                                            By:
                                               ------------------------
                                               Title:

                                            60 Wall Street
                                            New York, New York 10260

TRANCHE B ONLY                              MUTUAL BEACON FUND
                                            c/o FRANKLIN MUTUAL ADVISORS

                                            By:
                                               ------------------------
                                               Title:

                                            51 John F. Kennedy Parkway
                                            Short Hills, New Jersey 07078

TRANCHE B ONLY                              MUTUAL DISCOVERY FUND
                                            c/o FRANKLIN MUTUAL ADVISORS

                                            By:
                                               ------------------------
                                               Title:

                                            51 John F. Kennedy Parkway
                                            Short Hills, New Jersey 07078

TRANCHE B ONLY                              THE NIPPON CREDIT BANK, LTD.

                                            By:
                                               ------------------------
                                               Title:

                                            245 Park Avenue, 30th Floor
                                            New York, New York 10187

TRANCHE B ONLY                              PRIME INCOME TRUST
                                            C/O DEAN WITTER INTERCAPITAL INC.

                                            By:
                                               ------------------------
                                               Title:

                                            2 World Trade Center, 72nd Floor
                                            New York, New York 10048

TRANCHE B ONLY                              SANWA BANK

                                            By:
                                               ------------------------
                                               Title:

                                            55 East 52nd Street
                                            New York, New York 10055

TRANCHE B ONLY                              SILVER OAK CAPITAL, L.L.C.

                                            By:
                                               ------------------------
                                               Title:

                                            245 Park Avenue, 26th Floor
                                            New York, New York 10167

TRANCHE A ONLY                              SUNTRUST BANK INC. (ORLANDO)

                                            By:
                                               ------------------------
                                               Title:

                                            200 South Orange Avenue
                                            Mail Code 1048 Tower 4
                                            Orlando, Florida 32801

TRANCHE A AND                               UNION BANK OF CALIFORNIA, N.A.
TRANCHE B

                                            By:
                                               ------------------------
                                               Title:

                                            445 South Figueroa Street
                                            MC GO4-421
                                            Los Angeles, California 90071-1602

TRANCHE B ONLY                              THE YASUDA TRUST AND BANKING
                                              COMPANY, LTD.

                                            By:
                                               ------------------------
                                               Title:

                                            666 Fifth Avenue, Suite 801
                                            New York, New York 10103

                                                                     EXHIBIT A-1
                                                                              TO
                                                                FOURTH AMENDMENT

                                 PROMISSORY NOTE
                                   (TRANCHE A)

$________________                                            New York, New York
                                                                   May __, 1997

         FOR VALUE RECEIVED, THE CALDOR CORPORATION, a Delaware corporation (the "Borrower"), as Debtor and Debtor-in-Possession under Chapter 11 of Title 11 of the United States Code (the "Code"), DOES HEREBY PROMISE to pay to the order of ______________ (the "Bank"), at the office of The Chase Manhattan Bank, a New York banking corporation, _________________ DOLLARS ($___________) or the aggregate unpaid principal amount of all Tranche A Loans (as defined in the Agreement hereinafter referred to) made by the Bank to the Borrower pursuant to the Agreement, whichever is less, in lawful money of the United States of America on the Maturity Date (as defined in the Agreement) or such earlier date or dates and in such amounts as are required by the Agreement, and to pay interest on the unpaid principal amount from time to time outstanding hereunder, in like money, at such office, as set forth in the Agreement.

         This Note is one of the Tranche A Notes referred to in that certain Amended and Restated Revolving Credit and Guaranty Agreement, dated as of October 17, 1995, as the same may be amended, modified or supplemented from time to time (the "Agreement"), among the Borrower, each of the Guarantors party thereto, the Bank and certain other banks (collectively, including the Bank, the "Banks"), and The Chase Manhattan Bank (formerly known as Chemical Bank), as agent (in such capacity, the "Agent") for the Banks, which, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for prepayment of the principal hereof prior to the maturity thereof and for the amendment or waiver of certain provisions of the Agreement, all upon the terms and conditions specified therein. Pursuant to
Section 364(c)(1) of the Code, the obligations of the Borrower evidenced by this Note constitute allowed administrative expense claims entitled to priority over all unsecured claims in the Borrower's Chapter 11 case, including, without limitation, all administrative expenses of the kind specified in Sections 503(b) and 507(b) of the Bankruptcy Code, subject to the Carve-Out referred to in the Agreement.

         Pursuant to Sections 364(c)(2) and (c)(3) and Section 364(d)(1) of the Bankruptcy Code, this Note is secured by certain assets and properties of the Borrower and the Guarantors referred to in the Agreement and in the other Loan Documents (as defined in the Agreement).

         This Note shall be governed by, and construed in accordance with, the laws of the State of New York and applicable federal law of the United States (including, without limitation, the Code).

                                            THE CALDOR CORPORATION

                                            By:
                                               ------------------------
                                               Title:

                                                                     EXHIBIT A-2
                                                                              TO
                                                                FOURTH AMENDMENT

                                 PROMISSORY NOTE
                                   (TRANCHE B)

$________________                                             New York, New York
                                                                    May __, 1997

         FOR VALUE RECEIVED, THE CALDOR CORPORATION, a Delaware corporation (the "Borrower"), as Debtor and Debtor-in-Possession under Chapter 11 of Title 11 of the United States Code (the "Code"), DOES HEREBY PROMISE to pay to the order of ______________ (the "Bank"), at the office of The Chase Manhattan Bank, a New York banking corporation, _________________ DOLLARS ($___________) or the aggregate unpaid principal amount of all Tranche B Loans (as defined in the Agreement hereinafter referred to) made by the Bank to the Borrower pursuant to the Agreement, whichever is less, in lawful money of the United States of America on the Maturity Date (as defined in the Agreement) or such earlier date or dates and in such amounts as are required by the Agreement, and to pay interest on the unpaid principal amount from time to time outstanding hereunder, in like money, at such office, as set forth in the Agreement.

         This Note is one of the Tranche B Notes referred to in that certain Amended and Restated Revolving Credit and Guaranty Agreement, dated as of October 17, 1995, as the same may be amended, modified or supplemented from time to time (the "Agreement"), among the Borrower, each of the Guarantors party thereto, the Bank and certain other banks (collectively, including the Bank, the "Banks"), and The Chase Manhattan Bank (formerly known as Chemical Bank), as agent (in such capacity, the "Agent") for the Banks, which, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for prepayment of the principal hereof prior to the maturity thereof and for the amendment or waiver of certain provisions of the Agreement, all upon the terms and conditions specified therein. Pursuant to
Section 364(c)(1) of the Code, the obligations of the Borrower evidenced by this Note constitute allowed administrative expense claims entitled to priority over all unsecured claims in the Borrower's Chapter 11 case, including, without limitation, all administrative expenses of the kind specified in Sections 503(b) and 507(b) of the Bankruptcy Code, subject to the Carve-Out referred to in the Agreement.

         Pursuant to Sections 364(c)(2) and (c)(3) and Section 364(d)(1) of the Bankruptcy Code, this Note is secured by certain assets and properties of the Borrower and the Guarantors referred to in the Agreement and in the other Loan Documents (as defined in the Agreement).

         This Note shall be governed by, and construed in accordance with, the laws of the State of New York and applicable federal law of the United States (including, without limitation, the Code).

                                            THE CALDOR CORPORATION

                                            By:
                                               ------------------------
                                               Title: